Subsequent Events (US VR Global Inc.)	3 Months Ended	10 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Subsequent Events

Note 6 – Subsequent event

On April 25, 2018, the Company’s Board of Directors approved to increase the Company’s authorized common shares to 2,000,000,000 common shares, and to increase the Company’s authorized shares of preferred stock to 500,000,000 preferred shares, and filed the requisite documentation with the State of Delaware on April 25, 2018.

On April 23, 2018, the Company entered into a letter of intent to lease approximately 48,000 square feet of space in Macau, China for the location of its first Theme Park. The lease would be for nine years with a base rent of approximately $178,000 per month, plus percentage rent of 13% of gross monthly revenue, as defined, plus management fees. The lease would commence approximately June 30, 2018.

US VR Global Inc. [Member]
Subsequent Events

10.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through January 1, 2018, the date the financial statements were available to be issued in accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. During the period, the company has initiated the settlement process with a terminated key management personnel. The settlement between the Company and the former key management personnel is amounting to USD 82,765 as at the date when financial statements are issued.